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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                          DATE OF REPORT - May 30, 2003
                        (Date of Earliest Event Reported)


                        ARMSTRONG WORLD INDUSTRIES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                           Commission File No. 1-2116

      Pennsylvania                                            23-0366390
------------------------                                   ----------------
(State of Incorporation)                                   (I.R.S. Employer
                                                          Identification No.)


2500 Columbia Avenue, Lancaster, PA                             17603
-----------------------------------                             -----
       (Address of principal                                   Zip Code
        executive offices)


       Registrant's telephone number, including area code: (717) 397-0611



                            ARMSTRONG HOLDINGS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                          Commission File No. 333-32530

      Pennsylvania                                            23-3033414
------------------------                                   ----------------
(State of Incorporation)                                   (I.R.S. Employer
                                                          Identification No.)


2500 Columbia Avenue, Lancaster, PA                             17603
-----------------------------------                             -----
       (Address of principal                                   Zip Code
        executive offices)


       Registrant's telephone number, including area code: (717) 397-0611

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ITEM 5.    OTHER EVENTS AND REQUIRED REGULATION FD DISCLOSURE.

           On May 30, 2003, a hearing was held in the U. S. Bankruptcy Court for the District of Delaware (the "Court") in the Chapter 11 case of Armstrong World Industries, Inc. ("AWI"), the major operating subsidiary of Armstrong Holdings, Inc. ("Holdings"), regarding the Disclosure Statement filed with the Court on May 23, 2003 by AWI (the "Disclosure Statement") with respect to its Fourth Amended Plan of Reorganization (the "AWI Reorganization Plan"). The Disclosure Statement is to be used to solicit the votes of AWI's creditors on whether to accept or reject the AWI Reorganization Plan. The AWI Reorganization Plan is supported by the committee of asbestos personal injury claimants, the future claimants' representative and the committee of unsecured creditors appointed in AWI's Chapter 11 case.

           The Court approved the Disclosure Statement for distribution by AWI and related procedures for creditor voting on the AWI Reorganization Plan. The Court is expected to establish shortly a schedule for the distribution to creditors of the Disclosure Statement and of ballots for voting on the AWI Reorganization Plan, as well as a deadline for the submission of ballots and for the filing with the Court of any objections to the AWI Reorganization Plan. The Court will also schedule a hearing to consider confirmation of the AWI Reorganization Plan. It is expected that this hearing will be scheduled for mid-November 2003.

           The Disclosure Statement will also be sent to Holdings' shareholders, although they will not be entitled to vote on the AWI Reorganization Plan. As previously announced, Holdings' shareholders will separately be asked to vote on the dissolution of Holdings in connection with the consummation of the AWI Reorganization Plan, as recommended by Holdings' Board of Directors, and will be sent a proxy statement with respect to that vote.

           On May 30, AWI issued a press release with respect to the foregoing, a copy of which is attached hereto as Exhibit 99.1.

           A copy of the Disclosure Statement and the AWI Reorganization Plan have previously been filed by Holding and AWI with the SEC.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)   Exhibits.

Exhibit No.                                  Description
-----------                                  -----------

   99.1               Press Release of Armstrong World Industries, Inc., dated
                      May 30, 2003


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                                   SIGNATURES


           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  ARMSTRONG WORLD INDUSTRIES, INC.

                                  By: /s/ Walter T. Gangl
                                      -----------------------------------------
                                      Name: Walter T. Gangl
                                      Title: Assistant Secretary




                                  ARMSTRONG HOLDINGS, INC.

                                  By: /s/ Walter T. Gangl
                                      -----------------------------------------
                                      Name: Walter T. Gangl
                                      Title: Deputy General Counsel
                                             and Assistant Secretary



Dated:  May 30, 2003










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                                  EXHIBIT INDEX


Exhibit No.                                   Description
-----------                                   -----------

   99.1               Press Release of Armstrong World Industries, Inc., dated
                      May 30, 2003






















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